Premises and Equipment (Tables)	12 Months Ended
Dec. 31, 2012
Premises and Equipment [Abstract]
Major classes of premises and equipment and the total accumulated depreciation

	2012	2011
	(dollars in thousands)

Land	$4,101	$4,094
Building and improvements	11,129	10,856
Furniture and equipment	7,583	7,254

Total fixed assets	22,813	22,204
Less accumulated depreciation	7,861	7,128

Net fixed assets	$14,952	$15,076